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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENTS OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND
                  CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
                  CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND
            CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
              CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
             CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
                CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
                     CREDIT SUISSE WARBURG PINCUS VALUE FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUNDS' PROSPECTUS AND STATEMENTS OF ADDITIONAL INFORMATION.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-927-2874.

In addition, effective on or about December 12, 2001, the following change will be implemented for the Blue Chip, High Income, International Equity II and Value Funds ONLY:

     - The fund's Common Class will be closed to new investments, except for reinvestments of dividends. Common Class shareholders as of the close of business on December 12, 2001 may continue to hold Common Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Common Class shares through any available method.

Effective on or about December 12, 2001, the following change will be implemented for each fund except U.S. Government Money and Municipal Money
Funds:

     - The funds' Class D will be closed to new investors. Any Class D shareholder as of the close of business on December 12, 2001 can continue to buy Class D shares of the fund.


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Effective on or about December 12, 2001, the following changes will be implemented for the Small Company Value Fund ONLY:

     - The fund's Common Class shares will be closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

         Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

     -   The fund's name will be changed to Credit Suisse Small Cap Value Fund.

Effective on or about December 12, 2001, the following additional changes will be implemented for the Value Fund ONLY:

     -   The fund's name will be changed to Credit Suisse Large Cap Value Fund.

     - The fund will implement a policy of investing at least 65% of its assets in equity securities of U.S. companies with large market capitalizations, which is defined as companies with market capitalizations equal to or greater than the smallest company in the Russell 1000 Index.


Dated: November 8, 2001                                           CSWPF-16-1101